                                                                      EXHIBIT 21
                                                                     Page 1 of 3

                         CREST LINE CAPITAL CORPORATION
                                  SUBSIDIARIES

  1) CCC Alpha Investment, Inc.
  2) CCC Boynton Beach, Inc.
  3) CCC Delaware, Inc.
  4) CCC Facilities Corporation
  5) CCC Financing I Corporation
  6) CCC Investments I, LLC
  7) CCC Leisure Park Corporation
  8) CCC of Kentucky, Inc.
  9) CCC Ohio Healthcare, Inc.
 10) CCC Pueblo Norte, Inc.
 11) CCC Retirement Communities I, L.P.
 12) CCC Retirement Communities II, L.P.
 13) CCFS Atlanta LLC
 14) CCFS Philadelphia LLC
 15) CCH Meadowvale Corporation
 16) CCHH Atlanta LLC
 17) CCHH Burlingame LLC
 18) CCHH Cambridge LLC
 19) CCHH Reston LLC
 20) CCHI Singer Island LLC
 21) CCHP I Corporation
 22) CCHP II Corporation
 23) CCHP III Corporation
 24) CCHP IV Corporation
 25) CCMH Atlanta Marquis Corporation
 26) CCMH Atlanta Marquis LLC
 27) CCMH Atlanta NW LLC
 28) CCMH Atlanta Suites LLC
 29) CCMH Bethesda LLC
 30) CCMH Bloomington AP LLC
 31) CCMH Calgary Corporation
 32) CCMH Charlotte LLC
 33) CCMH Chicago Courtyard LLC
 34) CCMH Coronado LLC
 35) CCMH Costa Mesa Suites LLC
 36) CCMH Courtyard I LLC
 37) CCMH Dallas/Fort Worth LLC
 38) CCMH Deerfield Suites LLC
 39) CCMH Denver SE LLC
 40) CCMH Denver Tech LLC
 41) CCMH Denver West LLC
 42) CCMH Desert Springs Corporation
 43) CCMH Desert Springs LLC
 44) CCMH Diversified LLC
 45) CCMH Downers Grove Suites LLC
 46) CCMH Dulles AP LLC
 47) CCMH Dulles Suites LLC
 48) CCMH El Paso LLC
 49) CCMH Farmington LLC
 50) CCMH Fin Center LLC

                                                                      EXHIBIT 21
                                                                     Page 2 of 3

                           HOST MARRIOTT CORPORATION
                                  SUBSIDIARIES

  51) CCMH Fisherman's Wharf LLC
  52) CCMH Fort Lauderdale LLC
  53) CCMH Gaithersburg LLC
  54) CCMH Hanover LLC
  55) CCMH Harbor Beach LLC
  56) CCMH Houston AP LLC
  57) CCMH Houston Galleria LP
  58) CCMH Jacksonville LLC
  59) CCMH Kansas City AP LLC
  60) CCMH Key Bridge LLC
  61) CCMH Lenox LLC
  62) CCMH Manhattan Beach LLC
  63) CCMH Marina LLC
  64) CCMH Memphis LLC
  65) CCMH Metro Center LLC
  66) CCMH Miami AP LLC
  67) CCMH Minneapolis LLC
  68) CCMH Moscone LLC
  69) CCMH Nashua LLC
  70) CCMH Newark LLC
  71) CCMH Newport Beach LLC
  72) CCMH Newport Beach Suites LLC
  73) CCMH Newton LLC
  74) CCMH Norcross LLC
  75) CCMH Norfolk LLC
  76) CCMH O'Hare AP LLC
  77) CCMH O'Hare Suites LLC
  78) CCMH Oklahoma City LLC
  79) CCMH Ontario AP LLC
  80) CCMH Orlando LLC
  81) CCMH Palm Beach LLC
  82) CCMH Park Ridge LLC
  83) CCMH Pentagon RI LLC
  84) CCMH Perimeter LLC
  85) CCMH Philadelphia AP LLC
  86) CCMH Philadelphia Mkt. LLC
  87) CCMH Pittsburgh LLC
  88) CCMH Plaza San Antonio LLC
  89) CCMH Point Clear LLC
  90) CCMH Portland LLC
  91) CCMH Potomac LLC
  92) CCMH Properties II Corporation
  93) CCMH Properties II LLC
  94) CCMH Quorum LLC
  95) CCMH Raleigh LLC
  96) CCMH Residence Inn LLC
  97) CCMH Riverwalk LLC
  98) CCMH Rocky Hill LLC
  99) CCMH Romulus LLC
 100) CCMH Saddle Brook LLC

                                                                      EXHIBIT 21
                                                                     Page 3 of 3

                           HOST MARRIOTT CORPORATION
                                  SUBSIDIARIES

 101) CCMH Salt Lake LLC
 102) CCMH San Diego LLC
 103) CCMH San Fran AP LLC
 104) CCMH Santa Clara Corporation
 105) CCMH Santa Clara LLC
 106) CCMH Scottsdale Suites LLC
 107) CCMH South Bend LLC
 108) CCMH Tampa AP LLC
 109) CCMH Tampa Westshore LLC
 110) CCMH Times Square LLC
 111) CCMH Toronto AP Corporation
 112) CCMH Toronto EC Corporation
 113) CCMH Torrance LLC
 114) CCMH Vail LLC
 115) CCMH Waterford LLC
 116) CCMH Westfields LLC
 117) CCMH Williamsburg LLC
 118) CCMH World Trade Center LLC
 119) CCRC Amelia Island LLC
 120) CCRC Atlanta LLC
 121) CCRC Boston LLC
 122) CCRC Buckhead/Naples LLC
 123) CCRC Dearborn LLC
 124) CCRC Marina LLC
 125) CCRC Phoenix LLC
 126) CCRC San Francisco LLC
 127) CCRC Tysons LLC
 128) CCSH Atlanta LLC
 129) CCSH Boston LLC
 130) CCSH Chicago LLC
 131) CCSH New York LLC
 132) Forum A/H, Inc.
 133) Forum Group, Inc.
 134) Forum Retirement, Inc.
 135) LTJ Senior Communities Corporation
 136) Panther General Partner, Inc.
 137) SDM Hotel Corporation